Harding, Loevner Funds, Inc. (the “Fund”)

Supplement Dated January 30, 2015 to the

Fund’s Statement of Additional Information Dated February 28, 2014 (as supplemented thereafter) (the “SAI”)

The seventh paragraph in the section entitled “Distribution of Fund Shares” of the SAI is hereby deleted and replaced with the following:

As stated in the Prospectuses, Harding Loevner may, at its own expense and out of its own legitimate profits, provide additional cash payments to financial intermediaries that distribute shares of the Fund and to 529 Plan managers and/or administrators. These payments, sometimes referred to as “revenue sharing,” do not change the price paid by investors to purchase the Fund’s shares or the amount the Fund receives as proceeds from such sales. However, these payments, which are in addition to Rule 12b-1 fees, may create an incentive for your financial intermediary to sell and recommend certain investment products, including the Portfolios, over other products for which it may receive less compensation. You may contact your financial intermediary if you want information regarding the payments it receives.

Investors Should Retain this Supplement for Future Reference.